Exhibit 10.39

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

EXCLUSIVE LICENSE AGREEMENT

Parties to the Agreement: AdMiRx, University

University Case Numbers: [***]

TABLE OF CONTENTS

Article 1 - Definitions

Article 2 - Grant and Reservation of Rights

Article 3 - Economic Consideration

Article 4 - Sublicensing

Article 5 - U.S. Government Rights

Article 6 - Reports, Records, and Audits

Article 7 - Confidential Information

Article 8 - Export

Article 9 - Patent Prosecution

Article 10 - Patent Enforcement

Article 11 - Warranties, Indemnifications, and Insurance

Article 12 - Duration, Conditions, Termination, and Conversion

Article 13 – General

*****

Appendix A - Technology Specific Terms and Conditions

Appendix B - Diligence Report

Appendix C - Form of Royalty Report

This EXCLUSIVE LICENSE AGREEMENT between The Regents of the University of Colorado, a body corporate, for and on behalf of the University of Colorado Denver (the “University”) and AdMiRx, Inc. a Delaware corporation (“Licensee” has the meaning assigned to it in Article 1) is effective on 9th of August, 2017, (the “Effective Date”).

BACKGROUND

1.

The University is the owner or co-owner of the Licensed Patents and Diagnostic Patents and is the owner of part of the Licensed Information (“Licensed Patents” and “Licensed Information” have the meanings assigned to them in Article 1) related to University Case Number(s) [***] and [***].

2.

MUSC Foundation for Research Development (“MUSC FRD”) is a co-owner with University of the Licensed Patents related to University Case Number [***] and owner of part of the Licensed Information, and MUSC FRD has entered into an inter-institutional agreement with University whereby MUSC FRD has authorized University to license and administer MUSC FRD’s interest in such Licensed Patents and Licensed Information, on behalf of the Medical University of South Carolina (“MUSC”).

3.

The University and MUSC FRD want the Licensed Information and the invention(s) described in the Licensed Patents, developed and marketed as soon as possible so that the resulting products may be available for public use and benefit.

4.

The Licensee desires to license the Licensed Patents, Diagnostic Patents and Licensed Information for the purpose of developing and commercializing products covered by the Licensed Patents and Licensed Information.

Accordingly, the parties agree as follows:

GENERAL TERMS AND CONDITIONS

Article 1 Definitions

1.1 Definitions. The terms defined in the Preamble have their assigned meanings and the following terms, whether used in the singular or plural, have the meanings assigned to them.

(a)	“Affiliate” means any entity that controls, is controlled by, or is under common control with Licensee. Control means the

(i)	direct or indirect ownership of at least 50% of voting securities;

(ii)	power to govern the financial and operating policies of the entity; or

(iii)	power to appoint the management of the entity.

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For the avoidance of doubt, Affiliates of Licensee excludes any entity other than Licensee and its subsidiaries controlled by [***] under common control of [***] or any investor in [***].

(b)	“Agreement” means this Exclusive License Agreement, including all Appendices hereto, as amended from time to time.

(c) “Diagnostic Patents” means

(i)

The United States and foreign patent(s) or nonprovisional patent application(s) or provisional patent applications listed in Appendix A, the patents issued therefrom, including any reissues, reexaminations, extensions of such patents, and any registrations, supplementary protection certificates and renewals of any such patents or patent applications, and all rights and priorities in any of the foregoing.

(ii)

All divisionals and continuations that take priority from those patents and patent applications listed in Appendix A, and the patents issued therefrom, including any reissues, reexaminations, extensions of such patents, and any registrations, supplementary protection certificates and renewals of any such patents or patent applications, and all rights and priorities in any of the foregoing.

(iii)

Claims of any continuations-in-part applications that take priority from those patents and patent applications listed in Appendix A and resulting patents that are directed to subject matter described in the patents and patent applications listed in Appendix A, registrations, supplementary protection certificates and renewals of any such patents or patent applications, and all rights and priorities in any of the foregoing.

(d)	“Diligence Report” has the meaning assigned to it in Appendix B.

(e)	“Fair Market Value” means the cash price that would be paid in an arm’s length transaction between two unrelated parties.

(f)	“Field of Use” has the meaning assigned to it in Appendix A.

(g)

“First Commercial Sale” means, with respect to a Licensed Product, the first sale for end use or consumption of such product in a country after marketing approval has been granted in such country. First Commercial Sale excludes any sale or other distribution of such product for use in a clinical trial or other development activity, promotional use (including samples) prior to marketing approval or for compassionate use or on a named patient basis.

(h)

“Generic Product” means, with respect to a Licensed Product in a particular country, any product that (a) is sold by a third party under a marketing authorization granted by a regulatory authority in such country to such third party, (b) contains the same active pharmaceutical ingredient as such Licensed Product, and (c) is approved by the regulatory authority in such country pursuant to an approval process that relies in part on pivotal safety or efficacy data in such regulatory authority’s previous grant of marketing authorization for such Licensed Product.

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(i)

“Improvement” means (i) any invention, the practice of which would also require the practice of an invention claimed in or covered by the Licensed Patents or which is a modification or derivative of the inventions claimed in or covered by the Licensed Patents, and all patent rights arising therefrom, and (ii) at least one (and possibly both if there is further collaboration) of the following clauses (A) and (B):

(A)

made solely by or on behalf of Dr. Michael Holers or Dr. Joshua Thurman or University researchers working in the laboratories of Dr. Michael Holers or Dr. Joshua Thurman, so long as Dr. Michael Holers or Dr. Joshua Thurman, respectively, is an employee of University.

(B)	made solely by or on behalf of Dr. Stephen Tomlinson or MUSC researchers working in the laboratory of Dr. Stephen Tomlinson, so long as Dr. Stephen Tomlinson is an employee of MUSC.

(j) “Insolvency” means

(i)	having generally ceased to pay debts in the ordinary course of business other than as a result of a bona fide dispute;

(ii)	being unable to pay debts as they become due: or

(iii)	being insolvent within the meaning of federal bankruptcy law.

(k)	“Licensee” means the entity listed in the Preamble and any of its Affiliates.

(l)	“Licensed Information” means all inventions, biological materials (including the biological materials set forth on Appendix D) and reagents, concepts, processes, information, data, and know-how that:

(i)

Are owned by the University as of the Effective Date and were discovered in the laboratories of Dr. Michael Holers or Dr. Joshua Thurman, are owned by MUSC FRD as of the Effective Date and were discovered in the laboratory of Dr. Stephen Tomlinson, or are co-owned by University and MUSC-FRD as of the Effective Date and were discovered in the laboratories of Dr. Michael Holers, Dr. Joshua Thurman, and/or Dr. Stephen Tomlinson; and

(ii)	Are useful for the discovery, development, manufacture, use, or sale of compositions that inhibit complement activation; and

(iii)	Are not covered by any Valid Claim.

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(m) “Licensed Patents” means

(i)

The United States and foreign patent(s) or nonprovisional patent application(s) or provisional patent applications listed in Appendix A, the patents issued therefrom, including any reissues, reexaminations, extensions of such patents, and any registrations, supplementary protection certificates and renewals of any such patents or patent applications, and all rights and priorities in any of the foregoing.

(ii)

All divisional and continuations that take priority from those patents and patent applications listed in Appendix A, and the patents issued therefrom, including any reissues, reexaminations, extensions of such patents, and any registrations, supplementary protection certificates and renewals of any such patents or patent applications, and all rights and priorities in any of the foregoing.

(iii)

Claims of any continuations-in-part applications that take priority from those patents and patent applications listed in Appendix A and resulting patents that are directed to subject matter described in the patents and patent applications listed in Appendix A, registrations, supplementary protection certificates and renewals of any such patents or patent applications, and all rights and priorities in any of the foregoing.

(n) “Licensed Product” means

(i)

Any product, service, or process the making, use, offer for sale, sale, or importation or rendering of which, absent a license, would infringe one or more Valid Claims in the country in which it is made, used, sold, offered for sale, imported, or rendered; or any product which is manufactured, or any service which is rendered, using a process which would infringe one or more Valid Claims in the country in which it is made, used, sold, offered for sale, imported or rendered.

(ii)

Any product, service, or process, or any product which is manufactured, or any service which is rendered, using a process, that has been or is discovered or is further developed, in whole or in part, through the use of the Licensed Information, whether the Licensed Information was used prior to or after the Effective Date, or that requires the use of the Licensed Information for its manufacture, use or sale.

(iii)

Any product, service, or process, or any product which is manufactured, or any service which is rendered, using a process, that has been or is discovered or is further developed, in whole or in part, through the use of any information, concepts, know-how, data, images, or figures that is disclosed in the specification of any of the Licensed Patents, whether such information, concepts, know-how, data, images, or figures were used prior to or after the Effective Date, or that requires the use of the information, data, or figures for its manufacture, use or sale.

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(o)	“MUSC” has the meaning assigned to it in the Background.

(p)	“MUSC FRD” has the meaning assigned to it in the Background.

(q)	“MUSC Entities” has the meaning assigned to it in Article 2.3(c).

(r)

“Net Sales” means the gross amounts invoiced on sales of any Licensed Products by the Licensee or Sublicensees. Net Sales excludes the following items, but only to the extent they pertain to sales arising from any Licensed Products, are included in gross sales, are separately stated on purchase orders, invoices, or other documents of sale, and are reported on the relevant Royalty Report:

[***]

Net Sales also includes [***], for the sale of Licensed Products.

For the absence of doubt, Net Sales only includes the sale of Licensed Products between the Licensee and its Affiliates and Sublicensees where the purchaser is the end user, and, where such sales to Affiliates and Sublicensees are not final sales, includes the downstream sale to third party customers and distributors.

In the event that a Licensed Product is sold as a Combination Product, Net Sales, for the purposes of determining royalty payments on the Combination Product, means the gross amount collected for the Combination Product less the deductions set forth in [***] above, multiplied by a proration factor that is determined as follows:

[***]

(s)	“Notice Date” means the date the party to whom notice is sent receives the notice at the address indicated in Article 13.2. Notice Date does not mean actual notice.

(t)	“Option Period” has the meaning assigned to it in Article 2.5.

(u)	“Option Rights” has the meaning assigned to it in Article 2.5.

(v)	“Recipient” means a party who receives information from the other party to this Agreement.

(w)	“Royalty Report” is included as Appendix C and described in Article 6.1.

(x)

“Royalty Term” means the period beginning on the First Commercial Sale of a Licensed Product in any country and ending on the later of (a) on a Licensed Product-by-Licensed Product and country-by-country basis, the expiration date of the last to expire patents within the Licensed Patents that covers the making, use, offer for sale, sale, importation or rendering of such Licensed Product in the relevant country, or (b) twenty (20) years from the Effective Date.

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(y)	“Senior Executives” means a person with authority to contractually bind the party.

(z)	“Sublicense” means a grant of rights to a third party under the rights granted under Article 2.1 hereof.

(aa)	“Sublicensee” means any third party granted a Sublicense.

(bb)

“Sublicense Income” means all consideration received by the Licensee from a Sublicensee as consideration for the grant of a Sublicense or an option for a Sublicense. Such consideration includes without limitation any upfront, license initiation or signing fees, license maintenance fees, milestone payments, unearned portion of any minimum annual royalty payment, payments associated with an acquisition or liquidation of the assets of the Sublicensee that may be deferred or trailing payments, equity and the Fair Market Value of any non-cash consideration paid to Licensee for the Sublicense.

Sublicense Income excludes

(i)

sums received as royalties on Net Sales by the Sublicensees, such Net Sales being subject to the royalty on Net Sales in Appendix A, or, provided that such royalties for Net Sales of such Licensed Product are paid, sums received by Licensee as a percentage of profits earned by the Sublicensee on sales of Licensed Products. Licensee shall notify the University that a Sublicense includes such a profit share arrangement when it submits a copy of the executed Sublicense agreement under Article 4, or if the profit share arrangement is set forth in a separate agreement from the Sublicense agreement, Licensee shall provide the University with a copy of the agreement setting forth the profit share arrangement with the copy of the Sublicense agreement under Article 4.);

(ii)	amounts paid for debt or equity of the Licensee up to its Fair Market Value;

(iii)

payments or reimbursement of patent prosecution, defense, enforcement and maintenance and other related expenses to the extent such expenses were not already deducted from sums paid to the University; or,

(iv)

payments or reimbursement for research and development and commercialization activities up to the actual cost of performing such research, development and commercialization activities and solely to the extent the payments are expressly identified in the relevant Sublicense as payments or reimbursement for research and development or for commercialization activities (it being understood that commercialization activities means those activities related to manufacturing for sale, marketing, promoting and selling any Licensed Products).

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Further, if Licensee pays to University a milestone payment under Appendix A for achieving a milestone for which Licensee receives from a Sublicensee, within [***] of said payment to University, a payment for achieving the same or substantially similar milestone, then the amount of Licensee’s payment to University under Appendix A may be deducted by Licensee from such Sublicensee’s payment and will not be included as Sublicense Income hereunder.

To the extent that patent rights, intellectual property rights or rights or obligations other than Licensed Patents or Licensed Information are licensed, sublicensed or granted by Licensee, that portion of the consideration received by Licensee and subject to inclusion as Sublicense Income will be equitably apportioned between the Licensed Patents and Licensed Information and those other rights and obligations, and such apportionment shall be reasonable and in accordance with customary standards in the industry. Licensee shall promptly, but no later than [***] after the date of the final signature to the Sublicense, deliver to University a written report setting forth such apportionment. In the event University disagrees with the determination made by Licensee, University shall so notify Licensee within [***] of receipt of Licensee’s report and the parties shall meet to discuss and resolve such disagreement in good faith. If the parties are unable to agree in good faith as to such fair market value within [***], then the matter shall be resolved in accordance with the dispute resolution process set forth in Article 13.9(a) through (c).

(cc)	“Term” has the meaning assigned to it in Article 12.1.

(dd)	“Territory” has the meaning assigned to it in Appendix A.

(ee)	“University Indemnitees” includes the University, its regents, employees, students, officers, agents, affiliates, representatives, and inventors.

(ff)

“Valid Claim” means a pending or an issued and unexpired claim of a Licensed Patent so long as the claim has not been irrevocably abandoned or declared to be invalid through no fault of the Licensee in a non-appealable decision of a court or other government agency of competent jurisdiction.

1.2	Other Definitional Provisions.

(a)	All references to statutes and related regulations include

(i)	any past and future amendments of those statutes and related regulations; and

(ii)	any successor statues and related regulations.

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(b)	The words “including,” “includes,” and “include” are deemed to be followed by the words “without limitation.”

(c)	The word “or” shall be construed as the inclusive meaning identified with the phrase “and/or.”

1.3 All references to currency in this Agreement such as “Dollars” or “S” refer to the lawful currency of the United States of America.

Article 2 Grant and Reservation of Rights

2.1 License. Subject to the terms and conditions of this Agreement, the University hereby grants to the Licensee

(a)	an exclusive (as to the University and MUSC FRD), sublicensable (through multiple tiers) license to the Licensed Patents,

(b)

an exclusive (as to the University), sublicensable (through multiple tiers) license, subject to any pre-existing third party rights, to the biological materials, reagents, processes and information in which the University has an ownership interest and identified as being exclusively licensed as set forth in Appendix D.

(c)

a non-exclusive, sublicensable (through multiple tiers) license to the biological materials, reagents, processes and information in which the University has an ownership interest and identified as being non- exclusively licensed as set forth in Appendix D.

(d)

an exclusive (as to MUSC-FRD), sublicensable (through multiple tiers) license, subject to any pre-existing third party rights, to the biological materials, reagents, processes and information in which MUSC-FRD has an ownership interest and identified as being exclusively licensed as set forth in Appendix D, and

(e)

a non-exclusive, sublicensable (through multiple tiers) license to the biological materials, reagents, processes and information in which MUSC-FRD has an ownership interest and identified as being non- exclusively licensed as set forth in Appendix D, and

(f)	a non-exclusive, sublicensable (through multiple tiers) license to the Licensed Information (other than the biological materials, reagents, processes and information set forth in Appendix D).

to research, have researched, develop, have developed, commercialize, have commercialized, make, have made, use, have used, import, have imported, offer to sell, have offered to sell, sell, Have Sold and practice the Licensed Products in the Field(s) of Use and the Territory. “Have Sold” means the sale of Licensed Products by distributors and other agents for and on behalf of the Licensee.

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2.2 Diagnostic Patents License. Subject to the terms and conditions of this Agreement, the University hereby grants to Licensee a non-exclusive, non- transferable, non-sublicensable, limited, fully paid-up license to the Diagnostic Patents to make, use and practice products or processes covered by the Diagnostic Patents for its own internal, non-commercial research purposes only, provided that the foregoing license is sublicensable to any Sublicensee (including via multiple tiers) for internal, non-commercial research purposes only.

2.3 Reservation of Rights.

(a)

The licenses granted under Article 2.1(a) (b), and (d) are expressly made subject to the University’s reservation, on behalf of itself, MUSC, future not-for-profit employers of the inventors of the Licensed Patents, and all other not-for-profit academic and research institutions, of the right to practice the Licensed Patents and use the biological materials, reagents, processes and information listed on Appendix D for educational, research, non-clinical, or other non-commercial purposes (but in no case when sponsored by any for-profit entity). Notwithstanding the foregoing, University, MUSC-FRD, and MUSC shall not transfer any biological materials set forth on Appendix D as being exclusively licensed to Licensee to any third party without the consent of Licensee, provided that the University, MUSC-FRD, and MUSC may transfer such biological materials set forth on Appendix D to any not-for-profit academic and research institution upon advance written notice to Licensee and under a materials transfer agreement approved by Licensee and attached hereto as Appendix E.

(b)

The exclusive licenses granted under Article 2.1(b) and (d) to the biological materials, reagents, processes and information set forth on Appendix D identified as exclusively licensed to Licensee and the restrictions with regard to the biological materials set forth on Appendix D under Article 2.3(a) are expressly made subject to the University’s, MUSC-FRD’s, and MUSC’s obligations under the National Institutes of Health “Principles and Guidelines for Recipients of NIH Research Grants and Contracts on Obtaining and Disseminating Biomedical Research Resources,” if applicable, and the University, MUSC-FRD, and MUSC may transfer the biological materials set forth on Appendix D as being exclusively licensed to Licensee to a third party to the extent necessary to comply with the University’s, MUSC-FRD’s, or MUSC’s respective obligations under the National Institutes of Health “Principles and Guidelines for Recipients of NIH Research Grants and Contracts on Obtaining and Disseminating Biomedical Research Resources.”

(c)

The University retains on behalf of MUSC and the MUSC Entities, the use of Licensed Patents related to [***] and the biological materials, reagents, processes and information set forth on Appendix D as being exclusively licensed to Licensee for medical care purposes, provided that the rights extended for medical care purposes will only apply to circumstances in which MUSC has determined that there is a clinical need for such exercise of the rights, and such rights are limited to patient care provided directly by care providers at the MUSC Entities, “MUSC Entities” means MUSC, MUSC Physicians, the Medical University Hospital Authority, the MUSC Foundation and all entities with MUSC which are under the control of the Board of Trustees of MUSC.

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2.4 Limitation on Rights. This Agreement confers no license or rights by implication, estoppel, or otherwise under any patent applications or patents of the University or MUSC FRD other than the Licensed Patents and the Diagnostic Patents, regardless of whether such patents are dominant or subordinate to the Licensed Patents or the Diagnostic Patents.

2.5 Improvements. For a period of [***] from the Effective Date and unless the Agreement is earlier’ terminated. University hereby grants to Licensee an exclusive option to include such Improvements under the license granted in Article 2.1(a) to Licensee, provided that University is not contractually precluded as of the date the Improvement is first disclosed to the University’s CU Innovations from granting such option (the “Option Rights”). As to each such Improvement, the Option Rights terminate [***] from the date a first written disclosure of such Improvement is provided to Licensee by University (the “Option Period”). At any time during the Option Period, Licensee may exercise its Option Rights to the Improvement. In the event that Licensee exercises its Option Rights to any Improvement, this Agreement will be amended to add the Improvement to this Agreement and subject to the terms and conditions of this Agreement for no additional consideration beyond the reimbursement of patent expenses previously incurred by University or MUSC-FRD associated with such Improvements. For the sake of clarity, any Licensed Products based on the Improvements added under this Agreement will be subject to the same obligations regarding the payment of royalties and milestones as any other Licensed Products. In the event the Licensee declines to exercise its Option Rights to any Improvement within the Option Period, then neither party will be under any further obligation to the other with respect to that particular Improvement.

Article 3 Economic Consideration

3.1 As consideration for the license and rights granted under this Agreement, Licensee agrees to pay to the University the economic consideration specified in Appendix A.

Article 4 Sublicensing

4.1 Sublicenses Permitted. The Licensee may grant Sublicenses through multiple tiers.

4.2 Sublicensee Royalties. The Licensee shall do the following:

(a)	Pay royalties on Net Sales by all Sublicensees and a percentage of Sublicense Income as specified in Appendix A.

(b)	Include royalty payment terms, and require all Sublicensees to include royalty payment terms, in all Sublicenses that are consistent with and do not conflict with this Agreement.

(c)

Retain all responsibility for the performance of all Sublicensees under a Sublicense as if the performance was carried out by the Licensee itself, including the payment to the University of any Net Sales royalties and milestone payments specified in Appendix A, regardless of whether the Sublicensee pays the Licensee.

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4.3 Required Provisions. The Licensee shall include, and shall require all Sublicensees to include, language consistent with and not in conflict with the following provisions in all Sublicenses:

(a)	Article 3 Economic Consideration, Article 6 Reports, Records and Audits including the University’s direct right to audit the Sublicensee, and Article 11 Warranties, Indemnification, and Insurance.

4.4 Sublicensee Conduct. The Licensee shall cause all Sublicensees to covenant to do the following:

(a)	Not to further sublicense the Licensed Patents or the Licensed Information, unless such further Sublicensee agrees to all relevant terms of this Agreement mutatis mutandis.

(b)	Submit to the University and the Licensee

(i)	Diligence Reports including at least the same level of detail as set forth in Appendix B; and

(ii)	Royalty Reports in the form set forth in Appendix C.

(c)

Agree to, and require its Sublicensee to agree to, terms substantially similar and consistent with Article 5 U.S. Government Rights and Requirements, Article 8 Export, Article 7 Confidential Information and Article 13.14 Survival, in each case, to the extent applicable to Sublicensees.

4.5 Termination of Licenses or Sublicense.

(a)

The Licensee shall cause each Sublicense to be subject to the termination of this Agreement; provided, however, that the Sublicense shall not be subject to the termination of this Agreement if Licensee and its Sublicensee comply with Article 4.5(b) below.

(b)

Notwithstanding Article 4.5(a), in the event this Agreement is terminated pursuant to Articles 12.2, 12.3 or 12.5, the Licensee and its Sublicensee shall agree to assign any Sublicense to the University and such Sublicense shall automatically be assigned to University without any further action at Sublicensee’s request so long as the Sublicensee complies with Article 4, the Sublicensee is not in breach of its Sublicense, and the University is not obligated to incur any obligations or make any representations or warranties in excess of those contained in this Agreement. Any follow-on Sublicenses under a Sublicense assigned to the University will continue according to its terms.

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(c)

The Licensee shall require the automatic termination of a Sublicense and all follow-on Sublicenses under that Sublicense in the event the Sublicensee institutes a legal action challenging the validity of any Licensed Patent.

4.6 Copy of Sublicense. The Licensee shall submit to the University a copy of each fully executed Sublicense agreement and any amendments to Sublicenses granted under this Agreement, in each case, which may be redacted except with respect to matters relating to Licensee’s obligations under this Agreement. The Sublicense agreements and amendments must be postmarked within 30 days of their execution.

Article 5 U.S. Government Rights and Requirements

5.1 The Bayh-Dole Act. The Licensee understands that this Agreement is subject to all of the terms and conditions of 35 U.S.C. §§ 200-212, (“The Bayh- Dole Act”) and 37 C.F.R. § 401. Accordingly, the Licensee shall take all reasonable action necessary to enable the University to satisfy its obligations under The Bayh- Dole Act including the use of commercially diligent efforts to cause any Licensed Products to be manufactured substantially in the United States. Licensee may apply with the appropriate federal agency for a waiver of this manufacturing requirement.

Article 6 Reports, Records, and Audits

6.1 Reports. The Licensee shall submit the following reports to the University via email attachment and writing:

(a)	Diligence Reports as set forth in Appendix B.

(b)	[***] Royalty Reports as set forth in Appendixes A and C for each calendar quarter regardless of any Net Sales beginning in the calendar quarter of the First Commercial Sale.

If the first reporting period is not a complete year or quarter, the Licensee shall, or shall cause the Sublicensee to, report partial periods.

6.2 Records. The Licensee shall do the following:

(a)

Keep accurate records and cause all Sublicensees to keep accurate records in sufficient detail to reflect its operations under this Agreement and to enable the royalties accrued and payable under this Agreement to be determined.

(b)	Retain the records for at least [***] after the close of the period to which they pertain, or for such longer time as may be required to resolve any question or discrepancy raised by the University.

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6.3 Audits.

(a)

Upon the request of the University, with reasonable notice, but not more frequently than once a calendar year, the Licensee shall permit an independent public accountant selected and paid by the University and reasonably acceptable to Licensee to have access during regular business hours to records, reports and other information relating to any Sublicense or this Agreement solely to the extent necessary to verify the accuracy of made or payable payments.

(b)	The accountant will disclose information acquired to the University only to the extent that it should properly have been contained in the royalty reports required under this Agreement.

(c)

If an inspection or audit shows an underreporting or underpayment in excess of [***] for any [***], then the Licensee shall reimburse the University for the cost of the inspection or audit and pay the amount of the underpayment including any interest as required by this Agreement.

Article 7 Confidential Information

7.1 Responsibilities. The parties shall vigilantly protect all confidential information disclosed by the other party under this Agreement from disclosure to third parties. The financial terms of this Agreement are considered the confidential information of both parties. The parties shall not make disclosures of the other party’s confidential information without the written permission of the other party, except that the University may disclose confidential information of the Licensee to MUSC FRD as necessary to comply with the terms of the inter-institutional agreement, provided that MUSC FRD has agreed in writing to confidentiality obligations no less strict than this Agreement with regard to Licensee’s confidential information.

7.2 Ownership. All written documents containing confidential information and other material in tangible form received by the Recipient under this Agreement remains the property of the disclosing party. Upon request of the disclosing party, the Recipient shall return such documents to the disclosing party or provide evidence of their destruction.

7.3 Future Information and Inventions. All invention disclosures, scientific data, and business information, reports and records disclosed by either party including the Sublicensees under this Agreement are considered confidential information of the disclosing party.

7.4 Exceptions. Confidential information does not include the following:

(a)	Information which at the time of disclosure had been previously published or was otherwise publicly available through no fault of Recipient.

(b)	Information which becomes public knowledge after disclosure unless such knowledge results from a breach of this Agreement.

(c)	Information which was already in Recipient’s possession prior to the time of disclosure as evidenced by written records kept in the ordinary course of business or by proof of actual use.

(d)	Information that is independently developed without use of the confidential information.

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7.5 Authorized Disclosure. Notwithstanding the foregoing, if a party is required by law, court order, or government regulation to disclose the confidential information of the other party, the party required to make such disclosure shall (a) promptly send a copy of the order or notice to the other party not less than [***] before the proposed disclosure (or such shorter period of time as may be reasonably practical under the circumstances): (b) reasonably cooperate with the other party if the other party wishes to object or condition such disclosure through a protective order or otherwise; (c) limit the extent of such disclosure to the minimum required to comply with the order or notice; and (d) use reasonable efforts to seek confidential treatment (i.e., filing “under seal”) for that disclosure, provided that party required to make such disclosure is not required to incur any substantial expenses in obtaining such treatment without reimbursement by the other party. In addition, Licensee may disclose confidential information of the other party to its Affiliates and employees, to actual and potential Sublicensees, collaborators and strategic partners, to investors or potential investors, or to an acquirer or potential acquirer under terms at least as stringent (but of commercially reasonable duration) as those contained herein.

7.6 CORA. The Licensee acknowledges that the University is subject to the Colorado Open Records Act, C.R.S. §§ 24-72-201, et seq. (CORA). All plans and reports marked “Confidential” shall be treated by the University as confidential to the extent permitted under § 24-72-204. Certain categories of information, including trade secrets and information implicating legal privileges, are not required to be released in response to requests for information under CORA.

Article 8 Export

8.1 Export Prohibition. Licensee shall not export or re-export Licensed Patents, Licensed Products, Licensed Information, or confidential information of University to any country, individual, or entity except when such export or reexport is authorized in full compliance with the laws and regulations of the United States, as applicable.

8.2 Applicable Law. Applicable laws and regulations may include but are not limited to the Export Administration Regulations, the International Traffic in Arms Regulations, and the economic sanctions regulations administered by the U.S. Department of the Treasury.

Article 9 [***]

9.1 Licensee’s Responsibilities. The Licensee shall assume primary responsibility for preparing, filing and prosecuting reasonably broad patent claims (based on the invention in question) for the Licensed Patents (including any interference or reexamination actions) for the University’s and MUSC FRD’s benefit. Within [***] of the Effective Date, the Licensee shall provide the University written notice of the name of the Licensee’s patent counsel and a copy of the engagement letter with patent counsel and shall inform the University before transferring the Licensed Patents to other counsel. Further, the Licensee shall assume primary responsibility for all patent activities, including all costs, associated with the perfection and maintenance of the

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Licensed Patents and shall provide the University with copies of all official documents and correspondence relating to the inventorship, prosecution, maintenance, and validity of the Licensed Patents prior to the filing of such documents. The Licensee shall provide sufficient notice and describe the proposed action to the University before taking any substantive actions in prosecuting the claims, and Licensee shall consider in good faith the University’s comments. To aid the Licensee in this process, the University shall provide information, execute and deliver documents and do other acts as Licensee may occasionally reasonably request. [***] The Licensee may not abandon prosecution of any U.S. or foreign patent application without first notifying the University of the Licensee’s intention and reason therefore at least [***] prior to any bar date and providing the University with reasonable opportunity to assume responsibility for prosecution and maintenance of such patents and patent applications.

9.2 On-Going Patent Prosecution. If the Licensee does not pursue patents in the U.S. or a foreign jurisdiction where patent protection may be available, the Licensee shall notify the University [***] prior to any patent prosecution bar date in the U.S. or foreign jurisdiction so that the University may prosecute patents in that jurisdiction if the University desires. If the University pursues such U.S. or foreign patent protection, then from that time forward all such patent applications and any patents arising therefrom will not be considered Licensed Patents under this Agreement and Licensee forfeits all rights under this Agreement to such patent applications and any patents arising therefrom. The University is solely responsible for all costs associated with those patent applications and patents it decides to pursue and maintain.

9.3 University’s Right to Resume Prosecution. If in the reasonable and good faith opinion of University’s patent counsel Licensee is endangering the University’s interest in the Licensed Patents based on the prosecution thereof, the University may provide the Licensee with written notice that the University wishes to resume control of the preparation, filing, prosecution, and maintenance of any patent applications or patents included in the Licensed Patents. If the University elects to resume these responsibilities, the Licensee shall cooperate fully with the University, its attorneys, and agents in the preparation, filing, prosecution, and maintenance of these patent applications or patents and shall provide the University with complete copies of all documents or other materials that the University deems necessary to undertake such responsibilities. University shall provide Licensee with copies of all official documents and correspondence relating to the inventorship, prosecution, maintenance, and validity of the Licensed Patents prior to the filing of such documents, and provide reasonable opportunity for Licensee to provide its comments. With respect to patent prosecution expenses incurred by the University after the University has resumed prosecution, the Licensee shall reimburse the University within [***] of receiving an invoice from the University. Notwithstanding the foregoing, Licensee may by written notice to the University omit any such patent application or patent from the Licensed Patents hereunder.

Article 10 Patent Enforcement

10.1 Notice of Infringement. The University and the Licensee shall inform the other party promptly in writing of any suspected infringement of the Licensed Patents by a third party. The parties shall include in the notice all evidence of infringement possessed by the suspecting party. Upon such notice and before proceeding with any action (e.g., cease and desist notice), the parties shall consult with each other.

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10.2 Licensee Suit. The Licensee has the first right to institute and prosecute alone a suit based on any suspected infringement. The University may be named as a party to any such suit, but only if:

(a)	Licensee’s and the University’s respective legal counsel recommend that such action is necessary in their reasonable opinion to achieve standing;

(b)	The University is not the first named party in the action; and

(c)	The pleadings and any public statements about the action state that Licensee is pursuing the action and that Licensee has the right to join the University as a party.

If the Licensee (i) decides to institute suit or (ii) wishes to preserve its first right to institute and has developed a detailed plan to institute suit in the future, it shall provide written notice to the University within a commercially reasonable time, but no later than [***] after the date when a party receives notice of infringement. Licensee shall keep University reasonably apprised as to its plans related to instituting suit, and once a suit is instituted, of the status and progress of any litigation. [***].

10.3 Joint Suit. If the University and the Licensee agree to institute suit jointly, the parties to this Agreement shall bring the suit in both parties’ names, the out-of-pocket costs thereof will be borne equally, and any recovery or settlement will be [***]. The University and the Licensee will agree to the manner in which they will exercise control over such suit. Each party, at its option, may be represented by separate counsel of its own selection, the fees for which shall be paid by the party electing to retain its own counsel.

10.4 University Suit. If Licensee does not provide notice to University pursuant to Article 10.2 that it intends to initiate a suit or absent an agreement to institute a suit jointly pursuant to Article 10.3, the University may institute suit and may name Licensee for standing purposes. If the University decides to institute suit, it shall provide written notice to Licensee within [***] of the date when it receives notice that Licensee will not institute suit. If within [***] of such notice, Licensee does not notify the University in writing that it will jointly prosecute the suit. Licensee shall assign and hereby does assign to the University all rights, causes of action, and damages resulting from the alleged infringement. The University shall keep the Licensee reasonably apprised of the status and progress of any litigation. The University shall bear the entire cost of such litigation and [***].

Article 11 Warranties, Indemnifications, and Insurance

11.1 Representations and Warranties. The University represents and warrants to the best of the knowledge of its CU Innovations as of the Effective Date that: (a) it solely and exclusively owns or jointly owns with MUSC FRD the patents and applications included within the Licensed Patents and Diagnostic Patents as of the Effective Date; (b) it has the power and authority to grant the licenses provided for herein to the Licensee, and that it has not earlier granted, or assumed any obligation to grant, any rights in the Licensed Patents, Diagnostic Patents or the Licensed Information to any third party that would conflict with the rights granted to the Licensee herein; (c) CU Innovations has not granted any rights to any third party under the

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biological materials in which the University or MUSC has an ownership interest and that are identified as exclusively licensed as set forth in Appendix D; (d) the inter-institutional agreement between the University and MUSC FRD requires that MUSC FRD perform to the extent required hereunder (including with respect to the exclusive license grant); and (e) this Agreement constitutes the legal, valid and binding obligation of the University, enforceable against such University in accordance with its terms.

11.2 Disclaimer of Warranties.

(a)

NEITHER THE UNIVERSITY NOR MUSC FRD MAKES AW REPRESENTATIONS, EXTENDS ANY WARRANTIES OF AW KIND, EITHER EXPRESS OR IMPLIED, NOR ASSUMES AW RESPONSIBILITIES WHATSOEVER WITH RESPECT TO USE, SALE, OR OTHER DISPOSITION BY LICENSEE OR AW SUBLICENSEE(S) OR VENDEES OR OTHER TRANSFEREES OF LICENSED PRODUCTS OR AW OTHER PRODUCTS OR PROCESSES INCORPORATING OR MADE BY USE OF THE LICENSED PATENTS, DIAGNOSTIC PATENTS OR LICENSED INFORMATION.

(b)

THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OR SALE OF LICENSED PRODUCTS OR AW OTHER PRODUCTS OR PROCESSES INCORPORATING OR MADE BY USE OF THE LICENSED PATENTS. DIAGNOSTIC PATENTS OR LICENSED INFORMATION WILL NOT INFRINGE AW PATENT, COPYRIGHT. TRADEMARK, SERVICE MARK, OR OTHER RIGHTS.

(c)	Nothing in this Agreement may be construed as

(i)	a warranty or representation by the University or MUSC FRD as to the validity or scope of any of the rights included in the Licensed Patents or the Diagnostic Patents;

(ii)

a warranty or representation that the Licensed Patents, Diagnostic Patents, Licensed Information, or anything made, used, sold or otherwise disposed of under this Agreement will or will not infringe patents, copyrights or other rights;

(iii)	an obligation to furnish any know-how or services not agreed to in this Agreement, or

(iv)	an obligation by the University or MUSC FRD to bring or prosecute actions or suits against third parties for infringement, or to provide any services other than those specified in this Agreement.

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11.3 Indemnification. The Licensee shall indemnify, defend, and hold University Indemnitees, MUSC FRD, and the MUSC Entities harmless from and against all liability, demands, damages, losses, and expenses (including attorney fees) for death, personal injury, illness, property damage, noncompliance with applicable laws and any other third party claim, proceeding, demand, expense and liability of any kind whatsoever in connection with or arising out of any of the following:

(a)	The use by or on behalf of Licensee, any Sublicensees, directors, officers, employees, or third parties of any Licensed Patents, Diagnostic Patents, or Licensed Information;

(b)

The design, manufacture, production, distribution, advertisement, consumption, sale, lease, sublicense or use of any Licensed Products or materials by Licensee, or other products or processes developed in connection with or arising out of the Licensed Patents, Diagnostic Patents, or Licensed Information; or

(c)	Any breach by Licensee or Sublicensee of any obligation under this Agreement;

provided that Licensee has no obligation to indemnify MUSC FRD or any of the MUSC Entities to the extent liability arises from their medical use of the Licensed Patents reserved to MUSC and the MUSC Entities under Article 2.3(c).

11.4 Insurance. Prior to any Licensed Product being made, used, sold, distributed, imported or rendered, including for the purpose of obtaining regulatory approvals, by Licensee or a Sublicensee, and for a period of [***] after the Agreement expires or is terminated. Licensee shall, at its sole cost and expense, procure and maintain commercial general liability insurance in commercially reasonable and appropriate amounts for the Licensed Product being used, sold, distributed, imported or rendered. Licensee shall use commercially reasonable efforts to have the University and the University Indemnitees named as additional insureds. Such commercial general liability insurance must provide, without limitation: (i) product liability coverage before a Licensed Product is distributed to any third party for clinical or commercial use, or is used in the clinic or is used commercially, including for the purpose of obtaining regulatory approvals; (ii) broad form contractual liability coverage for Licensee’s indemnification under the Agreement; and (iii) coverage for litigation costs. Upon request by the University, Licensee shall provide the University with written evidence of such insurance. Additionally, Licensee shall provide the University with written notice of at least [***] prior to Licensee cancelling, not renewing, or materially changing such insurance. Licensee or any Sublicensee, once having more than [***] dollars in annual product sales, may elect to self-insure instead of the foregoing, provided that such self-insurance shall be adequate for the protection of itself and its officers, employees, and agents, and reasonably sufficient to ensure the performance of its obligations under Article 11.3 Indemnification.

Article 12 Duration, Conditions, Termination, and Conversion

12.1 Term. This Agreement is effective as of the Effective Date and continues in full force and effect until the end of the last Royalty Term unless earlier terminated pursuant to Article 12.2, 12.3, or 12.5. Upon expiration of the Royalty Term with respect to a Licensed Product in a particular country, the licenses granted in Article 2.1(b), (c), (d), (e) and (f) become non-exclusive, fully paid-up, royalty-free, perpetual and irrevocable for such Licensed Product in such country.

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12.2 Termination of Agreement by Licensee. The Licensee may terminate this Agreement at any time on 60 days prior written notice to the University, if the Licensee does all of the following:

(a)	Pays all undisputed amounts due as well as all non-cancelable costs to the University through the termination date.

(b)	Submits final payments as provided in Appendix A and a final report of the type described in Article 6 Reports, Records and Audits.

(c)	Returns any confidential information provided to the Licensee by the University in connection with this Agreement.

(d)

Suspends its use and sales of the Licensed Products; provided however, that subject to making the payments required by Article 3 and the reports required by Article 6, Licensee may, for a period of [***] after the effective date of such termination, sell all Licensed Products which may be in inventory; and provided further, that if the parties disagree on whether any product, service, or process constitutes a “Licensed Product” hereunder, then at the request of Licensee, the disputed matter shall be resolved in accordance with the dispute resolution process set forth in Article 13.9(a) through (c), and if decided against Licensee then (i) Licensee may revoke any termination under this Article 12.2, and (ii) [***].

12.3 Termination by University.

(a)	The University may terminate this Agreement if Licensee does and fails to cure, within [***] of notice, any of the following:

(i)	Is delinquent on any report or payment that is not in dispute;

(ii)	Is in breach of the diligence obligations described in Appendix A.

(iii)	Intentionally provides any false report, as determined between the parties pursuant to Article 13.9(a) through (c) of this Agreement, or is in breach of any other material provision of this Agreement.

(iv)	Violates any laws or regulations of applicable governmental entities that have a material adverse effect on the

(A)	University; or,

(B)	Licensee’s ability to perform its obligations under this Agreement.

(v)

Ceases to carry on development activities pertaining to the Licensed Products for a period of [***], except where such discontinuation is due to a force majeure event or other circumstances beyond Licensee’s reasonable control such as the action of regulatory authorities or a supply or manufacturing issue.

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(vi)	Licensee institutes a legal action challenging the validity of any Licensed Patent.

(vii)

Asserts that its production, use, manufacture, rendering or sale of any product or process that the University reasonably believers is a Licensed Product does not infringe a Licensed Patent or was not developed using the Licensed Information; provided that if the parties disagree on the foregoing, then at the request of Licensee, the disputed matter shall be resolved in accordance with the dispute resolution process set forth in Article 13.9(a) through (c), and if decided against Licensee then Licensee will have the [***] cure period to maintain this Agreement.

(viii)	Fails to maintain insurance as provided for in Article 11.

(b)	Upon termination of this Agreement under this Article 12.3, Licensee shall suspend its use and sales of the Licensed Products.

12.4 Conversion to Non-Exclusive License. The University may at its reasonable discretion convert the exclusive license granted under Article 2.1(a) to a non-exclusive license if the Licensee does and fails to cure, within [***] of notice any of the following:

(a)	Ceases to continue operating its material business.

(b)	Does not use commercially reasonable efforts to develop the Licensed Patents including efforts consistent with the diligence milestones and obligations in Appendix A.

(c)

After First Commercial Sale of the Licensed Products stops selling Licensed Product for two consecutive calendar quarters, except where a Sublicensee is selling Licensed Products or where such discontinuation of sales is due to a force majeure event or other circumstances beyond Licensee’s reasonable control such as the action of regulatory authorities or a supply or manufacturing issue.

12.5 12.5 Automatic Termination. This Agreement immediately terminates upon the Licensee’s dissolution, liquidation, Insolvency, or bankruptcy. In the case of a bankruptcy, this Agreement does NOT pass to a trustee in bankruptcy nor may the Agreement be held as an asset of said bankrupt.

Article 13 General

13.1 Assignment. This Agreement is binding upon and inures to the benefit of the respective successors and assigns of the parties to this Agreement.

(a)

Assignment by Licensee. Subject to Articles 13.1 (b) and (c), the Licensee may assign this Agreement to a third party as part of a sale, regardless of whether such a sale occurs through an asset sale, stock sale, merger or other combination, or any other transfer of Licensee’s entire business.

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(b)

Conditions of Assignment. Within [***] of any such assignment : (i) the Licensee must provide the University with the new assignee’s contact information; and (ii) the new assignee must agree in writing with the University to be bound by this Agreement.

(c)

Bankruptcy Petition. In the event the Licensee informs the University that the Licensee is considering filing a bankruptcy petition, the Licensee may assign this Agreement if the University determines in its sole discretion that the party has provided or can provide adequate assurance of future performance, including diligent development and sales, of the Licensed Patents.

(d)	Any Other Assignment by Licensee. Any other attempt to assign this Agreement by the Licensee is null and void.

13.2	General Notice.

(a)

Notice under this Agreement is sufficient if given by registered mail, postage prepaid, and addressed to the party to receive such notice at the addresses given below, or such other address as may hereafter be designated by notice in writing. Notice is effective at the time of mailing.

The University shall mail all general notices to Licensee to the following address:

Admirx, Inc.

c/o [***]

[***]

Cambridge, MA 02139

Attn: [***]

The Licensee and Sublicensees shall mail all general notices to the University to the following address:

License Administrator, CU Case #[***]

CU Innovations

University of Colorado

[***]

Aurora, CO 80045

(b)	Either party may change its address with written notice to the other party.

(c)	Notwithstanding the other provisions in this Article 13, the University may email financial invoices to Licensee (i.e., accounting contact) to the following contact person:

Name: David Grayzel

Email: [***]

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13.3 Invalidation Notice. Licensee shall provide written notice to the University at least [***] prior to bringing an action seeking to invalidate any Licensed Patent or a declaration of non-infringement. The Licensee shall include in such written notice an identification of all prior art it believes invalidates any claim of the patent.

13.4 Use of Names and Marks.

(a)

The Licensee shall not identify the University in any promotional advertising, press releases, sales literature or other promotional materials to be disseminated to the public or any portion thereof without the University’s prior written consent in each case, except that the Licensee may state that it has a license for the Licensed Patents from the University. The University may state that it has a license for the Licensed Patents with the Licensee. The Licensee further shall not use the name of the University or any University faculty member, inventor, employee or student or any trademark, service mark, trade name, copyright or symbol of the University, without the prior written consent of the University, entity or person whose name is sought to be used.

(b)

The Licensee shall not identify MUSC, MUSC FRD, or any MUSC Entity in any promotional advertising, press releases, sales literature or other promotional materials to be disseminated to the public or any portion thereof without the prior written consent of MUSC, MUSC FRD, or any MUSC Entity, as applicable, in each case. The Licensee further shall not use the name of MUSC, MUSC FRD, any MUSC Entity or any MUSC faculty member, inventor, employee or student or any trademark, service mark, trade name, copyright or symbol of MUSC, MLTSC FRD or any MUSC Entity, without the prior written consent of the entity or person whose name is sought to be used.

13.5 Marking. The Licensee shall cause Licensed Products sold under this Agreement to be marked with the notice of the patent numbers or patent pending, as may be appropriate.

13.6 University Rules and Regulations. The Licensee acknowledges that University employees who are engaged by the Licensee, whether as consultants, employees, or otherwise, or who possess a material financial interest in the

Licensee, are subject to the University’s rule regarding outside activities and financial interests as set forth in the University’s intellectual property policy and related policies regarding conflicts of interest and outside consulting, as may be amended from time to time. Any term or condition of an agreement between the Licensee and a University employee that seeks to vary or override such employee’s obligations to the University may not be enforced against such personnel or the University without the express written consent of the Principal Technology Transfer Officer as well as University Physicians, Inc., as applicable.

13.7 Compliance with the Law. The Licensee shall comply with all commercially material local, state, federal, and international laws and regulations relating to its obligations under this Agreement regarding the development, manufacture, use, and sale of Licensed Products.

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13.8 Choice of Law. This Agreement is governed by and will be construed in accordance with the laws of Colorado.

13.9 Dispute Resolution. In the event of any dispute arising out of or relating to this Agreement, the affected party shall promptly provide notice to the other party, and the parties shall attempt in good faith to resolve the matter. Any termination of this Agreement (with a corresponding cure period) may be tolled by the non-terminating party until the completion of this Article 13.9(a) through (c).

(a)

Any disputes not so resolved shall be referred to the Principal Technology Transfer Officer for the University and to Licensee’s Senior Executives with settlement authority, who shall meet at a mutually acceptable time and location within [***] of the Notice Date and shall attempt in good faith to negotiate a settlement.

(b)

If the [***] for the University and [***] fail to meet within [***] after the Notice Date under Article 13.9(b) or such later date as may be agreed upon by the parties, or if the matter remains unresolved for a period of [***] after the Notice Date, then, upon request of either party, the parties shall appoint a mutually acceptable mediator to facilitate resolution of the dispute. The parties shall discuss their differences in good faith and shall attempt in good faith, with facilitation by the mediator, to reach a mutually acceptable resolution of the dispute within [***] after the mediator’s appointment or such later date as may be agreed upon by the parties.

(c)

Neither party shall commence any legal action with respect to any dispute arising out of or relating to this Agreement unless and until the parties have exhausted the procedures set forth in Articles 13.9 (a) and (b). In such event, in connection with any legal action arising out of or relating to this Agreement, each party hereby irrevocably submits to the jurisdiction of a court of competent jurisdiction in Denver, Colorado, and, by execution and delivery of this Agreement, (i) accepts, generally and unconditionally, the jurisdiction of such court and any related appellate court, and (ii) irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in the court or that the court is an inconvenient forum.

13.10 Merger and Modification of Agreement. The terms and provisions contained in this Agreement, and all Appendices hereto, constitute the entire agreement between the parties and supersede all previous communications, representations, agreements or understandings, either oral or written, between the parties with respect to the subject matter, and no agreement or understanding varying or extending this Agreement will be binding upon either party to this Agreement, unless in a written amendment signed by duly authorized officers or representatives of the respective parties, and the provisions of this Agreement not specifically amended thereby remain in full force and effect according to their terms.

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13.11 Severability. The provisions and clauses of this Agreement are severable, and in the event that any provision or clause is determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability will not in any way affect the validity or enforce ability of the remaining provisions and clauses.

13.12 Scope. This Agreement does not establish a joint venture, agency or partnership between the parties, nor create an employer—employee relationship.

13.13 Preservation of Immunity. Nothing in this Agreement is intended or should be construed as a waiver, either express or implied, of any of the immunities, rights, benefits, defenses or protections provided to the University under governmental or sovereign immunity laws from time to time applicable to the University, including, without limitation, the Colorado Governmental Immunity Act (C.R.S. § 24-10-101, et seq.) and the Eleventh Amendment to the United States Constitution.

13.14 Headings. The headings are included for convenience only and may not be used to construe this Agreement.

13.15 Survival. The provisions of Articles 3 Economic Consideration; 6 Reports, Records, and Audits; 7 Confidential Information; 11 Warranties, Indemnifications, and Insurance; 12 Duration, Conditions, Termination, and Conversion; 13.1(a) Assignment by Licensee: 13.4 Use of Names and Marks; 13.8 Choice of Law; 13.9 Dispute Resolution; 13.13 Preservation of Immunity; 13.15 Survival; and any other provision of this Agreement that by its nature is intended to survive, will survive any termination or expiration of this Agreement.

* * *

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To evidence the parties’ agreement to this Agreement, the parties have executed it in duplicate and delivered it on the date stated in the Preamble.

UNIVERSITY

By:	/s/ Kimberly Muller
Kimberly Muller, Managing Director CU Innovations University of Colorado [***] Aurora, CO 80045

LICENSEE

By:	/s/ David Grazel
Name: David Grayzel
Title: President and Treasurer

[Signature Page to Exclusive License Agreement]

APPENDIX A: SPECIFIC TERMS AND CONDITIONS

1.	Patents:

(a)	The Licensed Patents are as follows:

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

(i)	Field of Use: all fields.

(ii)	Territory: Worldwide.

(b)	The Diagnostic Patents are as follows:

Internal ID	Country	Serial No.	File Date	Title
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Exclusive License Agreement	Page 27 of 34	CU Case Numbers [***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

2.	Financial Conditions:

(a)

Patent Fees and Costs. The Licensee shall reimburse the University for patenting expenses incurred by the University. For expenses incurred by the University prior to the Effective Date, the Licensee shall pay the University in two installments as follows:

(i)	The initial patent reimbursement payment of [***] is due within [***] of the Effective Date.

(ii)	The second patent reimbursement payment of [***] if paid on or before [***] or [***] if paid after [***], is due no later than [***].

With respect to expenses incurred by the University after the Effective Date plus any other unreimbursed patent expenses, the Licensee shall reimburse the University within [***] of receiving an invoice from the University.

(b)	Milestone Fees: For each of the first three Licensed Products, Licensee shall pay University Milestone fees of

(i) [***]

(c)	Royalty on Net Sales. Licensee shall pay the University the following royalties on Net Sales, on a Licensed Product-by-Licensed Product basis:

(i)

With respect to sales of each of the Licensed Products as defined in Article l(l)(i) of this Agreement : [***] of Net Sales up to cumulative Net Sales of [***] and [***] of Net Sales on cumulative Net Sales greater than [***].

(ii)

With respect to sales of each of the Licensed Products as defined in Article l(l)(ii) or (iii), the making, use, offer for sale, sale, importation or rendering of which would not infringe one or more Valid Claims in the country in which it is made, used, sold, offered for sale, imported, or rendered: [***].

(d)	Royalty on Sublicense Income. The Licensee shall pay the University an earned royalty at 15 percent of the Sublicense Income.

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(e)

Generic Products. In the event that during the Royalty Term for a Licensed Product in a country in the Territory, unit sales of all Generic Products in the relevant country in a calendar quarter equal or exceed [***] of the sum of unit sales of such Licensed Product, then, commencing upon the following calendar quarter and for so long as the sales of the Generic Product in such country in a calendar quarter continue to equal or exceed [***] of the sum of unit sales of such Licensed Products, the Net Sales royalty rates set forth in Section 2(c) of Appendix A, above, with respect to Net Sales in such country, will be reduced by [***].

(f)

Royalty Stacking. In the event Licensee is of the reasonable view that it must enter into a license with a third party and agrees to pay a royalty thereunder in order to practice the Licensed Patents or to develop, make, use or sell a Licensed Product, then the Net Sales royalty applicable to such Licensed Product and owed to the University for the reporting period in which the payment is made may be reduced by [***] the amount of such third party royalty; provided, however, that the royalty paid to the University by Licensee may not be reduced by more than [***] in any reporting period.

(g)

Minimum Net Sales Royalty Payment. In no event may the Net Sales royalty payments due in any reporting period be reduced by more than [***] of the unadjusted royalty payment that would be due in the absence of royalty stacking reductions, Combination Products reductions, and Generic Product reductions.

(h)	Timing or Reporting and Payment Obligations. The Licensee shall

(i)	prepare a [***] Royalty Report pursuant to Article 6 Reports. Records and Audits and Appendix C, Form of Royalty Report; and

(ii)	submit the earned royalty payment, if any

within [***] after the end of [***].

(i)	No Multiple Royalties. No multiple royalties are payable in the event any Licensed Products are covered by more than one of the Licensed Patents.

(j)	Interest. Licensee shall pay past payments including interest at either the rate of [***], whichever is less.

(k)

Payments After License Termination. After the Agreement terminates, the Licensee shall continue to submit earned royalty payments and reports required by Article 6 of this Agreement, until all Licensed Products made or imported under this Agreement have been sold and until all sublicense payments have been received by Licensee.

(l)

Tax-exempt. All payments due under this Agreement shall be made without deduction for taxes, assessments, or other charges of any kind that may be imposed on the University by any government outside of the United States or any political subdivision of such government with respect to any amounts payable to the University pursuant to this Agreement. All such taxes, assessments, or other charges shall be assumed by the Licensee.

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(m)	Payments. The Licensee shall make or cause its Sublicensee to make all payments to the University payable to “The Regents of the University of Colorado’’ and mail them to the following address:

CU Innovations

University of Colorado

[***]

3.	Licensee Due Diligence Milestones and Obligations

(a)

Due Diligence Milestones. The Licensee shall use, or shall cause its Sublicensee(s) to use, commercially reasonable efforts to develop, manufacture, sublicense, market and sell one or more Licensed Products in the Fields of Use and the Territory in accordance with the milestones defined here.

[***]

(b)	Mandatory Sublicensing. [***]

4.	Miscellaneous Terms:

(a)	[***]

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APPENDIX B: DILIGENCE REPORT

1.	Diligence Reports General: Pursuant to Article 6 of this Agreement, the Licensee is obligated to submit Diligence Reports. The Licensee shall submit the following:

(a)	A development plan initiated within [***] of securing the exclusive license agreement that covers a period of [***] from delivery.

(b)	An annual Diligence Report within [***] and mark it as confidential.

2.	Diligence Report Details The Licensee shall include the following items in the Diligence Report:

(a)	Development Report (4-8 paragraphs)

[***]

(b)	Future development activities (4-8 paragraphs)

[***]

(c)	Changes to initial development plan (2-4 paragraphs)

[***]

(d)	Additional items to be provided:

[***]

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APPENDIX C: FORM OF ROYALTY REPORT

[Intentionally Omitted]

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Appendix D

[Intentionally Omitted]

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APPENDIX E

FORM OF MATERIALS TRANSFER AGREEMENT

[Intentionally Omitted]

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